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                                                                    EXHIBIT 99.3

OPERATOR


[OPERATOR INSTRUCTIONS] Good day, everyone, welcome to the 2005 first quarter earnings call.

With the exception of historical information, the matters discussed on this conference call include forward-looking statements that involve risks and uncertainties including, but not limited to, market conditions, competition, and other risks indicated in the company's filing with the Securities and Exchange Commission. A full Safe Harbor statement is available in our 2005 first quarter press release posted at www.spss.com.

At this time, I would like to introduce Mr. Jack Noonan, President and Chief Executive Officer, Mr. Raymond Panza, Executive Vice-President Corporate Operations, Chief Financial Officer, and Mr. Douglas Dow, Vice-President of Corporate Development.

Please proceed, gentlemen.

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JACK NOONAN  - SPSS - CEO, PRESIDENT

Thanks Candice. Good morning, everyone, and thanks for joining us to discuss our first quarter 2005 results. I'll make some opening remarks then Ray Panza, our CFO will comment on our financial results and provide guidance for the second quarter of 2005, and we'll conclude with a Q&A session.

Q1 was another positive quarter for SPSS. We are in the high end of revenue guidance and exceeded earnings guidance by being more cost efficient and productive. Our sales staff executed well. License and maintenance revenue grew 5% and 6% respectively, compared to a strong Q1, 2004.

There is growing appreciation for our technology and customer successes across the industry analyst community. In February, IDC announced a new study that confirmed the emergence of predictive analytics as a distinct software sector. IDC projects that this sector will grow at a compound annual growth rate of 8% during the next five years. In March, Nucleus Research released the results of an independent study on SPSS predictive analytic solutions. The study, the Real ROI from SPSS, concluded that 94% of SPSS's customers had achieved a positive return on investment from their deployment with an average deployment time of
10.7 months. It is one of the highest ROI scores Nucleus has ever seen in its real ROI series of research reports. And Frost and Sullivan announced last month that it has selected SPSS as the recipient of the 2005 product Innovation Award for our pioneering role in predictive customer relationship management. Frost and Sullivan also stated, and I quote, "SPSS stands to increase its market share in the CRM analytics market in 2005."


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We believe that we are in the right place at the right time with the right solutions and the right leadership. We also believe that our strategy and the changes we made in 2004 are producing the intended results, delivering real value to customers and shareholders.

I'll now turn the call over to Ray Panza for his comments on the first quarter results as well as our outlook for Q2. Ray.

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RAY PANZA  - SPSS - EVP CORPORATE OPERATIONS, CFO

Thanks, Jack, and good morning everyone.

As we said, yesterday we issued our earnings release and unaudited financial statements for the quarter ended March 31. It is those financial statements that I'll direct my comments this morning.

For the quarter, reported earnings-per-share were $0.13, up 18% over the same period in 2004, when the company experienced unusually strong revenues and solid earnings without any significant unusual charges. As you may recall, when I provided guidance for the 2005 first quarter, I reported that there would be a focus on cost management initiatives, and that those activities would result in some nonrecurring charges for the 2005 quarter.

During the 2005 first quarter, we did, in fact, reduce staffing and consolidate facilities that resulted in a nonrecurring charge totaling $1.7 million. The result of those cost management actions is expected to contribute $1.7 million of lower cost for the balance of 2005, and when fully realized in the second half of 2006, the savings is estimated to be $2.3 million annually.

Absent those charges of $1.7 million, operating expenses would have been down compared to the prior year. 2005 operating income would have increased nearly 45% over the same period in 2004. Operating margin for the quarter would have been nearly 10%, and income before taxes would have increased more then 60%.

Except for the G&A expense line on the income statement, 2005 net operating expenses for the quarter are below the prior year as we continue to focus on improving processes and reducing costs. This decrease was achieved by inclusion of certain severance costs and the unfavorable wind pack of current exchange rates. G&A for the 2005 quarter includes 1.5 million related to cost management initiatives and over $1 million directly related to the completion of the 2004 Sarbanes-Oxley internal audit assessment.

While improving operating efficiencies and reducing costs will continue to be an important part of our strategy, earnings growth will continue to be most dependent upon increasing revenues.

For the quarter ending March 31, 2005, net revenues were 57.5 million, up 1% over the same period in 2004. Excluding a year-over-year decline in service revenues, 2005 revenues compared against unusually strong 2004 first quarter were up 5.4%, with new license revenue of 26 million, up 5%, and maintenance revenue, up 6%. Adjusting for the effect of currency and excluding deferred revenue, 2005 first quarter revenue was up 1%.

Quarter-over-quarter, 2005 tools license revenue increased approximately 12%, while the application license revenue decreased approximately 1.5 million, due to the absence of a single large, seven-figure market research deal recorded in the 2004 period.

Geographically, domestic license revenue for the 2005 quarter was up 24%. Meanwhile, the Company is addressing specific areas of weakness internationally.

Offsetting the improvements in license and maintenance revenue, with a 2.3 million decline in service revenues, as previously reported, this decline was not unexpected and reflects fewer consulting contracts as the Company transitions to higher margin transactions and continues to leverage partnering arrangements and providing services for the purpose of driving higher license sales.

Income tax expense for the 2005 quarter benefited from a lower 31% effective tax rate compared to 35% in 2004. While we continue to assess the optimal global tax structure for the Company, there is no assurance that we'll maintain this lower effective tax rate.

Turning to the balance sheet, cash for March 31, 2005, was at a record 47.1 million, up 10 million over December 31, 2004.


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Accounts receivable were 41.1 million with DSO at a record low of just under 67 days. Deferred revenue remained constant with the year-end 2004 balance of 62.2 million, and total debt in the form of notes payable declined to 5.3 million.

Cash flow from operating activities for the 2005 quarter was 13.5 million, a significant improvement over 2004's 5.2 million. More importantly, free cash flow, that is, 2005 operating cash flow after considering capital expenditures and capitalized software development cost, was approximately 10 million favorable.

Looking forward to the second quarter, we expect to continue to realize savings from cost management activities. We will remain focused on improving disciplines in various processes for increased productivity and look for additional opportunities for operating efficiencies and margin improvements. However, our earnings growth will continue to be most dependent on increasing revenues.

For the second quarter, we expect revenues to be between 56 million and 58 million, which compared to the 2004 second quarter, would be a 6% or better improvement. GAAP reported diluted earnings per share for the quarter is expected to be between $0.08 and $0.10 -- or $0.14 -- for the second quarter. These estimates expect that we will incur additional charges for further cost management activities.

For the fiscal year 2005, we continue to expect revenues to be between 230 and 235 million with diluted earnings per share of between $0.65 and $0.75.

At this time, I'd like to turn the meeting back over to Jack

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JACK NOONAN  - SPSS - CEO, PRESIDENT

Thanks, Ray. And, Candice, let's open it up for questions.


QUESTION AND ANSWER

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OPERATOR

[OPERATOR INSTRUCTIONS] Please stand by for your first question. Our first question comes from Peter Goldmacher or SG Cowen. Please proceed..

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JACK NOONAN  - SPSS - CEO, PRESIDENT

Hi, Peter

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PETER GOLDMACHER  - SG COWEN - ANALYST

 Hi, guys. Good morning.

Jack, in your opening comments you cited an 8% compounded annual growth rate for productive analytics. My model has you growing at that rate for FYO5. Can you give us some color on what's going on inside your organization as you ramp up and transition from tools to more of the applications business? And what you think -- what you think the impact of the changes will have near term and over time, because I suspect that you are intending to grow faster than the market.

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JACK NOONAN  - SPSS - CEO, PRESIDENT

Well, we always hope to. That's what -- that's what my job is, to see if I can't get folks in front of this thing.

The kind of things we're doing is -- inside from a technology point of view, we've been on this path for seven years, so you see next to no changes in the technology part of the organization, the parts where you see changes and that go to market, we continue to improve our relationships with partners, and we continue to grow the strength of our sales organization and our systems engineering organization, and we're aligning around that. That's where you see the continued change is aligning around the go-to-market.


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PETER GOLDMACHER  - SG COWEN - ANALYST

Great.

Are you seeing -- how are you seeing the system's integrators approach the predictive analytics opportunities as well as some of the non-traditional partners like and Equifax or something like that. How is that opportunity unfolding before you?

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JACK NOONAN  - SPSS - CEO, PRESIDENT

The relationship we put together with Equifax going to market with a single application has done okay, and we're together, trying to figure out how we can do another one just like it. So it's doing okay. We're not blowing the doors off, but we're not doing bad.

When I look at the relationships with the other systems integrators and the transactions that we did this quarter, some of our major transactions this quarter were done with partners, which is a very good thing. We're starting to see steady improvement, and we're also seeing the go-to-market together. It's one thing to invite a partner in, it's another thing to go in together, and we're starting to see us with our partners going in together, and we'll see how it works. That's what's supposed to happen, right?

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PETER GOLDMACHER  - SG COWEN - ANALYST

Hopefully. Thanks, guys.

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JACK NOONAN  - SPSS - CEO, PRESIDENT

Yes.

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OPERATOR


[OPERATOR INSTRUCTIONS] Our next question comes from Joan Tong of Sidoti & Co. Please proceed.

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JACK NOONAN  - SPSS - CEO, PRESIDENT

Hi, Joan.

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JOAN TONG  - SIDOTI & CO. - ANALYST

Hi. Good morning.

I got a couple of questions here. First off, you have had two quarters of good results already. You keep talking about your sales infrastructure getting some significant improvement, can you also talk about, like, maybe characterize -- I would say -- the selling involvement out there? I believe the first quarter wasn't all that great in terms of the technology spending involvement across the board in the software sector. Should the -- I would say market conditions were actually better. Do you think you can deliver even better results in this quarter?

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JACK NOONAN  - SPSS - CEO, PRESIDENT

If you look at the year-over-year comparisons, Q1 to Q1 was a difficult comparison for us because we had such a strong quarter in 2004. When you look at the second quarter 2003, we didn't perform to our historic seasonality, which says Q1 and Q2 are closer to the same revenue. So when you look at the outlook that Ray shared with us, we're looking at returning to our historic seasonality, and I think it's a reasonable increase over last year.

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JOAN TONG  - SIDOTI & CO. - ANALYST

All right. And another question regarding the IDC projections like 8% compounded annual growth rate -- I am wondering is it like, you know, the entire market you guys like serving in terms of, do you have like tools, like data mining and applications, market research, as well as like business intelligence. Is the IDC data including all the markets that you serve?

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JACK NOONAN  - SPSS - CEO, PRESIDENT

No. It's predictive analytics only, so it would be our tools and our analytics application space. They do not include the market research in that, and they do not include the BI tools in that.

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JOAN TONG  - SIDOTI & CO. - ANALYST

I think that this is business intelligence, the BI segment is still like kind of not performing all that well. Am I correct?

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JACK NOONAN  - SPSS - CEO, PRESIDENT

In fact, I have a study also that shows over the next five years the -- if I look at the expectation of growth rate, I think the predictive analytics market is supposed to increase 2 to 3 percentage points in growth rate, and the BI space is supposed to drop about 2 and that's an outside study I recently saw. So the projections over the next five years say both markets are supposed to grow. The inflection point of percentage of growth says that the predictive analytics space will grow a couple of points higher in the out years.

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JOAN TONG  - SIDOTI & CO. - ANALYST

And then, regarding the expenses, I think, Ray, you mentioned about you have for the Sarbanes expense related to Sarbanes-Oxley, is about $1 million for the quarter?

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RAY PANZA  - SPSS - EVP CORPORATE OPERATIONS, CFO

That's what we spent in the first quarter.

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JOAN TONG  - SIDOTI & CO. - ANALYST

Okay. And then, all the 1.7 million restructuring -- the one-time charges -- is all showing in the G&A line, am I correct?


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RAY PANZA  - SPSS - EVP CORPORATE OPERATIONS, CFO

$1.5 of the $1.7 is in the G&A line. The rest of it is spread among other lines.

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JOAN TONG  - SIDOTI & CO. - ANALYST

Okay. Thank you.

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JACK NOONAN  - SPSS - CEO, PRESIDENT

Thanks, Joan.

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OPERATOR


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Our next question comes from Denny Fish of JMG securities. Please proceed.

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DENNY FISH  - JMP SECURITIES - ANALYST

A couple of questions real quickly -- noted some nice-sized commercial customers signed during the quarter, and was wondering if you could give a little more insight possibly into the work you're doing for, say, Yahoo, Wal-Mart, Daimler-Chrysler, some of those companies -- can you give us an idea -- is that the predictive analytics work, was that tools or what is that?

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JACK NOONAN  - SPSS - CEO, PRESIDENT

Yeah. This is Jack.

I'll just start with the Wal-Mart. The Wal-Mart was a combination of tools and data mining, and it's a focus internally of making a transition to their tool set.

And Doug, do you want to talk about a couple of the others?

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DOUGLAS DOW  - SPSS - VP CORP. DEVELOPMENT

Yeah.

Just to give you some color across the board - Abbot Labs for example was an expansion of the SPSS statistical tools license. So, again, the tools business. What we see is also some government business with sizable deals here. Daimler-Chrysler, if memory serves, was, I believe, an expansion of their data mining tools. It's across the board, but mostly focused in the tools' businesses in this quarter for the major commercial accounts.

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DENNY FISH  - JMP SECURITIES - ANALYST

Any major predictive analytics win you'd like to highlight?

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DOUGLAS DOW  - SPSS - VP CORP. DEVELOPMENT

I think the business of predictive analytics is what we saw was a good sized license increase in the specific predictive analytics applications. That was on a relatively small number. No large commercial wins in the space really stick out. It was more a blocking-and-tackling quarter. There again, we did I good-sized increase, approximately 70%, but on a small number of the predictive analytics application licenses.

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JACK NOONAN  - SPSS - CEO, PRESIDENT

This is Jack.

The ones we've got, you didn't see them in the list because the customers wouldn't let us talk about them again, so that's a continued problem that we have, but a number of these were, again, in Europe and South Africa. We saw them come in through partners, which was another very, very good thing. So, the numbers are reasonable. The ones we were able to talk about, again, were the tools' guys.

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DENNY FISH  - JMP SECURITIES - ANALYST

Okay.

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And going back to the cost side for just a moment, you mentioned that about a $1 million in the quarter in Sarbanes-Oxley. How do you expect those costs to trail to the end of the year? Do you expect to maintain a similar rate? An extra amount? Is that going to go down significantly? How do you see that playing out?

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RAY PANZA  - SPSS - EVP CORPORATE OPERATIONS, CFO

This is Ray.

Keep in mind, first quarter, we were still finishing up the 2004 period. We need to start the process again now for 2005. So the total costs that we incurred for all of the 2004 period was certainly, more then that million dollars. When I do a comparison, though, of what will the process cost us in 2005 versus 2004, I would not anticipate a significant reduction.

While there will not be the need to do some of the fundamental flowcharting and scheduling that was needed in the first year of Sarbanes, the fact of the matter is we did a lot of that kind of work with internal personnel, and so it was a more of a redeployment rather then incremental cost. Most of the costs that we incurred were for our auditors and for outside consultants, particularly, in foreign countries that presented unique issues such as Japan, where there were language issues. So I don't expect those costs to go away in 2005.

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DENNY FISH  - JMP SECURITIES - ANALYST

Okay.

And then, to kind of -- you said a $1 million for Q1. Do you have an estimate of what it had cost you for the year?

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RAY PANZA  - SPSS - EVP CORPORATE OPERATIONS, CFO

We haven't disclosed that total number, but like most companies we're in the ballpark where most of the studies have come out -- it's a healthy number.

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DENNY FISH  - JMP SECURITIES - ANALYST

Okay.

And then, just last question, just kind of looking at the guidance $0.08 to $0.14 given your performance in Q1. You know looking at the revenue guidance -- can you give us a magnitude of what's the non-recurring charges may be during the quarter? I was a little surprised at the guidance range.

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RAY PANZA  - SPSS - EVP CORPORATE OPERATIONS, CFO

Again, we looked at this in terms of, like the first quarter, we will continue to look for cost-saving opportunity, and if you keep in mind that $1 million is $0.03, and if hypothetically, we were to incur $1 million, that would be $0.03 and immediately the 14 becomes 17.

So it's very consist with where we came out in the first quarter.

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DENNY FISH  - JMP SECURITIES - ANALYST

Thank you.

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OPERATOR

Gentlemen, you have no further questions in the queue. Please proceed to your closing remarks.


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JACK NOONAN  - SPSS - CEO, PRESIDENT

Thanks, everyone for spending the time to hear about SPSS and its first quarter results. This is looking forward to a positive call in 90 days.

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RAY PANZA  - SPSS - EVP CORPORATE OPERATIONS, CFO [ADDENDUM TO ORIGINAL CALL]

The following addendum is made for purposes of clarification. In response to Ms. Tong's question related to SPSS earnings results and general market conditions, Mr. Noonan referred to the second quarter of 2003 but obviously meant to refer to the second quarter of 2004.

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OPERATOR

[OPERATOR INSTRUCTIONS] Thank you for your participation. This concludes the presentation.

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